Exhibit 10.1

Execution Version

Amendment to Sales Agreement

Dated as of November 2, 2023

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, New York 10018

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, New York 10022

Roth Capital Partners, LLC

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

ThinkEquity LLC

17 State Street, 41st Floor

New York, New York 10004

Ladies and Gentlemen:

Reference is hereby made to the Sales Agreement dated September 2, 2022 (the “Sales Agreement”) among Blink Charging Co., a Nevada corporation (the “Company”), and Barclays Capital Inc., BofA Securities, Inc., HSBC Securities (USA) Inc., H.C. Wainwright & Co., LLC, Roth Capital Partners, LLC and ThinkEquity LLC (each, an “Agent,” and together, the “Agents”).

The parties hereto agree that, as contemplated by the Sales Agreement, from and after the date hereof the term “Registration Statement,” as used in the Sales Agreement, will relate to the Company’s registration statement on Form S-3, as amended (File No. 333-275123), initially filed with the U.S. Securities and Exchange Commission on October 20, 2023, and the term “Prospectus Supplement,” as used in the Sales Agreement, will relate to the Company’s prospectus supplement dated November 2, 2023, relating to the Company’s at-the-market common stock offering contemplated by the Sales Agreement.

The parties hereto further agree that the Sales Agreement, as amended hereby, shall remain in full force and effect.

This agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this agreement or the transactions contemplated hereby.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return, whereupon this agreement, along with all counterparts, will become a binding agreement between the Agents and the Company in accordance with its terms.

Very truly yours,

BLINK CHARGING CO.

By:	/s/ Brendan S. Jones
Name:	Brendan S. Jones
Title:	President and Chief Executive Officer

[Signature Page to Amendment to Sales Agreement]

ACCEPTED as of the date first-above written:

BARCLAYS CAPITAL INC.

By:	/s/ Robert Stowe
Name:	Robert Stowe
Title:	Managing Director

[Signature Page to Amendment to Sales Agreement]

ACCEPTED as of the date first-above written:

BofA Securities, Inc.

By:	/s/ Mark J. Doller
Name:	Mark J. Doller
Title:	Managing Director

[Signature Page to Amendment to Sales Agreement]

ACCEPTED as of the date first-above written:

HSBC Securities (USA) Inc.

By:	/s/ Jeff Nicklas
Name:	Jeff Nicklas
Title:	Managing Director

[Signature Page to Amendment to Sales Agreement]

ACCEPTED as of the date first-above written:

H.C. Wainwright & Co., LLC

By:	/s/ Edward D. Silvera
Name:	Edward D. Silvera
Title:	Chief Operating Officer

[Signature Page to Amendment to Sales Agreement]

ACCEPTED as of the date first-above written:

Roth Capital Partners, LLC

By:	/s/ Aaron M. Gurewitz
Name:	Aaron M. Gurewitz
Title:	President & Head of Investment Banking

[Signature Page to Amendment to Sales Agreement]

ACCEPTED as of the date first-above written:

ThinkEquity LLC

By:	/s/ Kevin Mangan
Name:	Kevin Mangan
Title:	Managing Director, Head of Equity Syndicate

[Signature Page to Amendment to Sales Agreement]